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                                                                   EXHIBIT 10.61

                                ALBERTSON'S, INC.

                   FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

                  (2004 Equity and Performance Incentive Plan)

      THIS ALBERTSON'S, INC. NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made between Albertson's, Inc., a Delaware corporation (the "Company"), and ______ (the "Optionee"), an employee of the Company or of one of the Company's Subsidiaries.

1. Grant of the Option. The Company, pursuant to its 2004 Equity and Performance Incentive Plan (the "Plan"), hereby confirms the grant to the Optionee on _____ (the "Date of Grant") of an option (the "Option") to purchase ______ shares of the Company's Common Stock (the "Common Stock") at a price of $_______ per share, subject to the terms and conditions of the Plan including, but not limited to, the adjustment provisions of
      Section 12 thereof. This Option is intended to be a nonqualified stock option and shall not be treated as an Incentive Stock Option. The Company has determined that the Optionee holds a position of substantial responsibility, has demonstrated special capabilities and has contributed substantially to fiscal performance. The Option granted pursuant to this Agreement is granted with the expectation that the Optionee will continue to hold a comparable or higher position, demonstrate such capabilities and contribute substantially to fiscal performance during the entire ten-year term of this Agreement.

2. Expiration; Exercisability. The term of this Option will commence on the Date of Grant, will expire on _______ and, subject to the provisions of the Plan, is only exercisable prior to expiration of the Option as follows: [INSERT VESTING SCHEDULE]. To the extent that the Option is exercisable, it may be exercised in whole or in part. In no event shall the Optionee be entitled to acquire a fraction of one share of Common Stock pursuant to the Option. For the purposes of this Agreement, "continuously employed" shall mean the absence of any interruption or termination of employment with the Company or with one of the Company's Subsidiaries. Continuous employment shall not be considered interrupted or terminated in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between the Company and its Subsidiaries.

3.    Exercise; No Rights as Stockholder.

      (a) Notice of Exercise. This Option or any part thereof may only be exercised in accordance with the terms of the Plan and by giving notice of exercise to the Compensation Department, specifying the number of shares to be purchased. The Optionee shall furnish with each notice of exercise of any portion of the Option such documents as the Company in its discretion may prescribe, including, without limitation, any documents necessary to assure compliance with applicable regulations of any stock exchange or governmental authority.

      (b) Payment of Option Price. The aggregate option price for all shares purchased pursuant to an exercise of this Option shall be paid by one or any combination of the following: cash, personal check, wire transfer, certified or cashier's check or delivery of Common Stock certificates in accordance with the Plan at the time of such purchase and prior to issuance of such shares. Any such Common Stock delivered to the Company in

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            payment of the option price hereunder, must have been owned by the
            Optionee for six months, as provided in Section 4(c) of the Plan.

      (c) Rights as Stockholder. The Optionee or the Optionee's Successor shall have no rights as a stockholder with respect to any shares covered by the Option until the Optionee or the Optionee's Successor, as the case may be, shall have become the holder of record of such shares, and except as provided in Section 12 of the Plan, no adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such shares for which the record date is prior to the date on which the Optionee or his or her Successors shall have become the holder of record thereof.

4. Transfer. The Option confirmed hereby is not transferable or assignable by the Optionee except by will or the laws of descent or distribution, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Securities Act of 1933) or to Eligible Transferees, and for purposes of this Option, such transferee shall be deemed to be the Optionee.

5. Demotion, Death or Termination of Employment. The effect of a Demotion (as defined in paragraph 11 of this Agreement) of the Optionee by the Company or a Subsidiary or of the Optionee's death or termination of employment with the Company or a Subsidiary shall be as follows:

      (a) Involuntary Termination or Demotion. If the employment of the Optionee is terminated involuntarily by the Company or a Subsidiary or if the Optionee receives a Demotion, the right to exercise the Option, whether presently exercisable or not, shall terminate, notwithstanding any other provisions herein, on the date the Option expires or three months following such Demotion or involuntary termination, whichever first occurs; it being understood, however, that such right to exercise any portion of this Option during such period shall only exist to the extent such portion of the Option was exercisable immediately preceding such Demotion or involuntary termination of employment under the provisions of this Agreement. Upon expiration of such period, all of the Optionee's rights under this Option shall lapse and be without further force or effect.

      (b) Disability. Subject to paragraph 6 below, if the employment of Optionee is terminated by reason of Disability (as defined in paragraph 11 of this Agreement), the right to exercise the Option, whether presently exercisable or not, shall terminate, notwithstanding any other provisions herein, on the date the Option expires or three years from the date of the Disability Determination (as defined in paragraph 11 of this Agreement), whichever is the shorter period; it being understood, however, that such right to exercise any portion of this Option during such period shall only exist to the extent such portion of the Option was exercisable immediately preceding the date of the Disability Determination under the provisions of this Agreement. Upon expiration of such period, all of the Optionee's rights under this Option shall lapse and be without further force or effect.

      (c)   Death.

            (i) Subject to paragraph 6 below, if the Optionee shall die while an employee of the Company or a Subsidiary, this Option may be exercised by the Optionee's

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                  Successors at any time prior to the expiration date of the
                  Option or within three years of the date of the Optionee's death, whichever is the shorter period; it being understood, however, that such right to exercise any portion of the Option during such period shall only exist to the extent such portion of the Option was exercisable on the date of the Optionee's death under the provisions of this Agreement. Upon expiration of such period, all of the Optionee's rights under this Option shall lapse and be without further force or effect.

            (ii) Subject to paragraph 6 below, if the Optionee shall die within one year after the date of the Disability Determination or within three months after the Demotion or involuntary termination of the Optionee's employment, this Option may be exercised by the Optionee's Successors at any time prior to the expiration date of this Option or within one year of the date of the Optionee's death, whichever is the shorter period; it being understood, however, that such right to exercise any portion of this Option during such period shall only exist to the extent such portion of the Option was exercisable on the date of the Optionee's Demotion or termination of employment under the provisions of this Agreement. Upon expiration of such period all of the Optionee's rights under this Option shall lapse and be without further force or effect.

      (d) Voluntary or Other Termination. If the Optionee shall terminate his or her employment voluntarily or if the Optionee's employment is terminated for any reason other than as set forth in subparagraphs
            (a), (b) or (c) above, the Optionee's rights under this Option shall terminate on the date of such termination of employment.

      (e) Failure to Exercise. To the extent that this Option may be exercised during a period designated in subparagraphs (a), (b), (c) or (d) above or in paragraph 6 below, unless exercised within such designated period, this Option shall thereafter be null and void.

6. Special Termination Provisions. Notwithstanding Section 5 above, the following post-termination vesting and exercise term provisions shall apply to this Option: (a) if employment of the Optionee is terminated by reason of the Optionee's death or Disability at or after age 55 and provided that the Optionee has ten years of service with the Company and/or a Subsidiary, this Option shall become immediately exercisable for the total remaining shares of this Option and may be exercised for three years or the remainder of the option term, whichever is shorter; and (b) upon the Optionee's retirement at or after age 55 and provided that the Optionee has ten years of service with the Company and/or a Subsidiary, this Option shall become immediately exercisable for the total remaining shares of this Option and may be exercised for five years or the remainder of the option term, whichever is shorter.

7. Change in Control. Notwithstanding anything to the contrary contained elsewhere in this Agreement, (a) upon a Change in Control, the Option shall become immediately vested and exercisable for the total remaining shares covered by the Option and (b) if the Optionee's employment is terminated by the Company prior to a Change in Control at the direction of a "person" (as defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) who has entered into an agreement with the Company, the consummation of which will constitute a Change in Control, the Option shall become immediately exercisable, as of the date immediately preceding such date of termination, for the total remaining number of shares underlying the Option.

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8.    Tax Withholding. The Optionee agrees to pay to the Company, on demand, the amount of any taxes that may become applicable upon exercise of this Option. It shall be a condition to the exercise of the Option that, and the Company shall not be required to issue any shares unless and until, the Optionee's obligations under this paragraph 8 have been satisfied. The tax withholding obligations may be satisfied by the Optionee instructing the Company to withhold shares of stock otherwise issuable upon exercise of this Option in order to satisfy the minimum tax withholding amount permissible under the method that results in the least amount withheld.

9. Compliance with Law. If at any time the Board of Directors of the Company shall determine, in its discretion, that the listing, registration or qualification of the shares covered by this Agreement upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory authority, or evidence of the investment intent of the Optionee or any Successor, is necessary or desirable as a condition of the exercise of this Option, the Option may not be exercised, in full or in part, unless and until such listing, registration, qualification, consent or approval or evidence shall have been effected or obtained free of any conditions not legally acceptable to the Company.

10. No Right to Employment. This Agreement shall not be construed as giving the Optionee any right to be retained in the employ of the Company or any Subsidiary, or to affect or limit in any way the right of the Company or a Subsidiary to demote the Optionee or to terminate the employment of the Optionee.

11.   Definitions.

      (a) "Demotion" shall mean the reduction of the Optionee's salary grade, job classification or title (the Optionee's job classification or title shall govern in cases where said job classification or title are not defined by means of a salary grade) with the Company or a Subsidiary to a level at which stock options have not been granted within the three years preceding such demotion.

      (b)   "Disability" shall mean "disability" as defined in a Disability
            Plan.

      (c) "Disability Determination" shall mean the determination by the trustees under a Disability Plan that the Optionee is eligible to receive disability payments thereunder.

      (d) "Disability Plan" shall mean the Albertson's Inc. Employees' Disability Benefits Plan or a successor plan or the Albertson's Southern Region Employees' Disability Benefits Plan or a successor plan.

12. Relationship with the Plan. By execution of this Agreement, the Optionee agrees to comply with all of the terms and conditions of this Agreement and the Plan. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Plan.

13. Amendment. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

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IN WITNESS WHEREOF, this Agreement has been executed as of the ______.

                                        Albertson's, Inc.,
                                        a Delaware corporation

                                        ________________________________________
                                        By: Chairman of the Board

                                        ________________________________________
                                        By: Secretary

      The undersigned Optionee hereby ackowledges receipt of an executed original of this Agreement and accepts the Option granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions set forth herein.

                                        ________________________________________
                                        Optionee

The 2004 Albertson's, Inc. Annual Report to Stockholders is available on the Internet at albertsons.com or upon request to the Corporate Secretary's Department at 208-395-6300.

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